LONG-TERM EMPLOYEE-RELATED OBLIGATIONS	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
LONG-TERM EMPLOYEE-RELATED OBLIGATIONS
NOTE 11 -	LONG-TERM EMPLOYEE-RELATED OBLIGATIONS

Severance pay:

The Company and its Israeli subsidiary are required to make severance payments upon dismissal of an employee or upon termination of employment in certain circumstances. The severance payment liability to the employees (based upon length of service and the latest monthly salary - one month’s salary for each year employed) is recorded on the Company’s balance sheet under “Liability for employee rights upon retirement.” The liability is recorded as if it were payable at each balance sheet date on an undiscounted basis.

According to Section 14 of the Israeli Severance Pay Law, the Israeli company’s liability for certain employees, according to their employment agreements, make regular deposits with certain insurance companies for accounts controlled by each applicable employee in order to secure the employee’s retirement benefit obligation. The Company and its Israeli subsidiary are fully relieved from any severance pay liability with respect to each such employee after it makes the payments on behalf of the employee. The liability accrued in respect of these employees and the amounts funded, as of the respective agreement dates, are not reflected in the Company balance sheet, as the amounts funded are not under the control and management of the Company and the pension or severance pay risks have been irrevocably transferred to the applicable insurance companies (the “Contribution Plan”).

With regard to the employees that are not under the “Contribution Plan”, the liability is funded in part from the purchase of insurance policies or by the establishment of pension funds with dedicated deposits in the funds. The amounts used to fund these liabilities are included in the balance sheets under “Funds in respect of employee rights upon retirement.” These policies are the Company’s assets.

Severance pay (cont.):

In the years ended December 31, 2019, 2018 and 2017 the Company deposited $1,096, $968 and $910 respectively, with pension funds and insurance companies in connection with its severance payment obligations.

Limco-Piedmont sponsors a 401(K) safe harbor profit sharing plan covering substantially all of its employees. The plan requires the employer to contribute a match which is currently done on a payroll period basis, matching 100% of the first 2% and 50% of all salary deferrals made up to the next 3%. In addition, the plan allows for a discretionary qualified non-elective contribution for the plan year. Contributions to the plan by Limco-Piedmont were $406, $385 and $350 for the years ended December 31, 2019, 2018 and 2017, respectively.

The Group expects to contribute approximately $1,208 in 2020 to the pension funds and insurance companies in respect of their severance and pension pay obligations.

The amounts of severance payments, actually paid to retired employees, by TAT were $689, $400 and $96 for the years ended December 31, 2019, 2018 and 2017.

TAT expects to pay $1,026 in future benefits to their employees during 2020 through 2029 upon their normal retirement age. The amount was determined based on the employee’s current salary rates and the number of service years that will be accumulated upon the retirement date. These amounts do not include amounts that might be paid to employees that will cease working for the Israeli company before their normal retirement age.

Year	Amount
2020	$341
2021	55
2022	9
2023	147
2024	48
Thereafter (through 2029)	426
Total	$1,026